                                                             EXHIBIT (d)(6)(iii)
                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISER AGREEMENT

                                     BETWEEN

                            ING INVESTMENTS, LLC

                                      AND

                          ING INVESTMENT MANAGEMENT CO.
                 (FORMERLY, AELTUS INVESTMENT MANAGEMENT, INC.)

SERIES                                               ANNUAL SUB-ADVISER FEE
------                                               -----------------------
ING Principal Protection Fund                 Offering Phase                    0.1250%
                                              Guarantee Period                  0.3600%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund II              Offering Phase                    0.1250%
                                              Guarantee Period                  0.3600%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund III             Offering Phase                    0.1250%
                                              Guarantee Period                  0.3600%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund IV              Offering Phase                    0.1250%
                                              Guarantee Period                  0.3600%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund V               Offering Phase                    0.1250%
                                              Guarantee Period                  0.3600%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund VI              Offering Phase                    0.1250%
                                              Guarantee Period                  0.3600%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund VII             Offering Phase                    0.1125%
                                              Guarantee Period                  0.3600%
                                              Index Plus LargeCap Period        0.2700%

SERIES                                               ANNUAL SUB-ADVISER FEE
------                                               -----------------------
ING Principal Protection Fund VIII            Offering Phase                    0.1125%
                                              Guarantee Period:
                                                -   Equity Component            0.3600%
                                                -   Fixed Component             0.2475%
                                                -   ETF & Futures Strategy
                                                    in lieu of Equity Strategy  0.2475%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund IX              Offering Phase                    0.1125%
                                              Guarantee Period:
                                                -   Equity Component            0.3600%
                                                -   Fixed Component             0.2475%
                                                -   ETF & Futures Strategy
                                                    in lieu of Equity Strategy  0.2475%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund X               Offering Phase                    0.1125%
                                              Guarantee Period:
                                                -   Equity Component            0.3600%
                                                -   Fixed Component             0.2475%
                                                -   ETF & Futures Strategy
                                                    in lieu of Equity Strategy  0.2475%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund XI              Offering Phase                    0.1125%
                                              Guarantee Period:
                                                -   Equity Component            0.3600%
                                                -   Fixed Component             0.2475%
                                                -   ETF & Futures Strategy
                                                    in lieu of Equity Strategy  0.2475%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund XII             Offering Phase                    0.1125%
                                              Guarantee Period:
                                                -   Equity Component            0.3600%
                                                -   Fixed Component             0.2475%
                                                -   ETF & Futures Strategy
                                                    in lieu of Equity Strategy  0.2475%
                                              Index Plus LargeCap Period        0.2700%

SERIES                                               ANNUAL SUB-ADVISER FEE
------                                               -----------------------
ING Principal Protection Fund XIII            Offering Phase                    0.1125%
                                              Guarantee Period:
                                                -   Equity Component            0.3600%
                                                -   Fixed Component             0.2475%
                                                -   ETF & Futures Strategy
                                                    in lieu of Equity Strategy  0.2475%
                                              Index Plus LargeCap Period        0.2700%

ING Principal Protection Fund XIV             Offering Phase                    0.1125%
                                              Guarantee Period:
                                                -   Equity Component            0.3600%
                                                -   Fixed Component             0.2475%
                                                -   ETF & Futures Strategy
                                                    in lieu of Equity Strategy  0.2475%
                                              Index Plus LargeCap Period        0.2700%